                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

      Know  all  by  these  presents,   that  each  of  the  undersigned  hereby
constitutes and appoints RICHARD BERNER signing singly,  the undersigned's  true and lawful attorney-in-fact to:

      1.  execute  for and on behalf of the  undersigned  all  filings  with the
Securities and Exchange  Commission  relating to the business of Islandia,  L.P.
including,  but not limited to, any Forms 3, 4 or 5, Schedule 13D, Schedule 13G, any amendments thereto and any related documentation which may be required to be filed in his  individual  capacity as a result of the  undersigned's  beneficial ownership of, or participation in a group with respect to,  securities  directly or indirectly beneficially owned by Islandia, L.P.

      2. do and  perform  any and all acts for and on behalf of the  undersigned that may be necessary  or  desirable to complete and execute any such  document, complete and execute any amendment or amendments  thereto,  and timely file such document with the appropriate authority.

      3. take any other action of any type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

      The  undersigned  hereby  grant to such  attorney-in-fact  full  power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  Power of  Attorney  and the  rights  and  powers  herein granted.  The undersigned  acknowledge that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned,  is not assuming any of the  undersigned's  responsibilities  to comply with any rules or regulations including federal securities laws.

      This Power of Attorney shall remain in full force and effect until revoked by any  of the  undersigned  in a  signed  writing  delivered  to the  foregoing attorney-in-fact

      IN WITNESS  WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 19th day of April, 2007.

/s/ Edgar Berner
------------------------
Edgar Berner

/s/ Thomas Berner
------------------------
Thomas Berner

                                POWER OF ATTORNEY

      Know  all  by  these  presents,   that  each  of  the  undersigned  hereby
constitutes and appoints EDGAR BERNER signing singly, the undersigned's true and lawful attorney-in-fact to:

      1.  execute  for and on behalf of the  undersigned  all  filings  with the
Securities and Exchange  Commission  relating to the business of Islandia,  L.P.
including,  but not limited to, any Forms 3, 4 or 5, Schedule 13D, Schedule 13G, any amendments thereto and any related documentation which may be required to be filed in his  individual  capacity as a result of the  undersigned's  beneficial ownership of, or participation in a group with respect to,  securities  directly or indirectly beneficially owned by Islandia, L.P.

      2. do and  perform  any and all acts for and on behalf of the  undersigned that may be necessary  or  desirable to complete and execute any such  document, complete and execute any amendment or amendments  thereto,  and timely file such document with the appropriate authority.

      3. take any other action of any type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

      The  undersigned  hereby  grant to such  attorney-in-fact  full  power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  Power of  Attorney  and the  rights  and  powers  herein granted.  The undersigned  acknowledge that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned,  is not assuming any of the  undersigned's  responsibilities  to comply with any rules or regulations including federal securities laws.

      This Power of Attorney shall remain in full force and effect until revoked by any  of the  undersigned  in a  signed  writing  delivered  to the  foregoing attorney-in-fact.

      IN WITNESS  WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 17th day of April, 2007.

/s/ Richard Berner
------------------------
Richard Berner

/s/ Thomas Berner
------------------------
Thomas Berner